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                FORM OF LEASE ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Lease Assignment and Assumption Agreement (this "Agreement") is made as of December 26, 2000, by and between Curative Health Services, Inc., a Minnesota corporation ("Assignor"), and Cytomedix, Inc., a Delaware corporation ("Assignee").

                                    RECITALS

                  A. ________________, a ____________ ("Owner"), as landlord, and Assignor, as tenant, entered into that certain LEASE AGREEMENT dated as of ______________ , a copy of which is attached as Schedule A hereto (the "Lease"), pursuant to which Assignor leased from Owner those certain premises commonly known as _________________ and more precisely described in the Lease (the "Premises").

                  B. Assignor and Assignee are parties to that certain Amended and Restated Asset Purchase Agreement effective as of October 12, 2000 (the "Asset Purchaser Agreement"), pursuant to which Assignor has agreed to sell to Assignee, and Assignee has agreed to purchase from Assignor, certain assets of Assignor as set forth therein.

                  C. Pursuant to the Asset Purchase Agreement, Assignor and Assignee desire to provide for the assignment and assumption of the Lease.

                  NOW, THEREFORE, for Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. Effective Date. This Agreement and the assignment and assumption of the Lease contemplated herein shall be effective as of the Closing Date (as defined in the Asset Purchase Agreement). The parties hereto acknowledge that obtaining the written consent of Owner to this Agreement prior to the Closing Date is required under the Lease.

                  2. Assignment and Acceptance. Effective as of the Closing Date, Assignor hereby assigns and transfers to Assignee all of Assignor's right, title and interest in, to and under the Lease, and Assignee hereby accepts such assignment from Assignor.

                  3. Delegation and Assumption. Effective as of the Closing Date, Assignor hereby delegates to Assignee all of Assignor's duties and obligations under the Lease which accrue after the Closing Date, and Assignee hereby accepts such delegation. Assignee hereby assumes and agrees to perform all of Assignor's duties and obligations under the Lease which accrue after the Closing Date.

                  4. Indemnities. Each of Assignor and Assignee shall indemnify one another in connection with the Lease and the Premises as set forth in the Asset Purchase Agreement.

                  5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                  6. Entire Agreement. This Agreement, together with the Asset Purchase Agreement, constitutes the entire agreement of the parties and supersedes all prior agreements between the parties, whether oral or written, relative to the subject matter of this Agreement. This Agreement may not be amended except by written instrument executed by Assignor and Assignee.


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                  7. Counterparts. This Agreement may be signed in one or more counterparts, all of which shall together constitute one and the same instrument.

                  8. No Additional Consideration. Assignor will not receive any payment or other consideration from Assignee under this Agreement or the Asset Purchase Agreement for the assignment of the Lease, except as expressly set forth herein.

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      [signature page to Form of Lease Assignment and Assumption Agreement]


                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.



"ASSIGNOR"                    CURATIVE HEALTH SERVICES, INC.


                              By:    /s/ William C. Tella
                                    ---------------------------------
                              Name:  William C. Tella
                                    ---------------------------------
                              Title: Senior Vice President, Business Development
                                    --------------------------------------------


"ASSIGNOR"                    CYTOMEDIX, INC.



                              By:    /s/ Robin Lee Geller
                                    ---------------------------------
                              Name:  Robin Lee Geller
                                    ---------------------------------
                              Title: Vice President
                                    ---------------------------------






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